EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report on Form 10-KSB for the period ending December 31, 2003 as filed with the Securities and Exchange Commission by Laserlock Technologies, Inc. (the "Company") on the date hereof (the "Report"), I, Norman A. Gardner, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

March 30, 2005

                                                       /s/ Norman Gardner
                                                       -----------------------
                                                       Norman A. Gardner
                                                       Chief Executive Officer
                                                       Chief Financial Officer


         This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.

         A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


Explanatory Note: The same individual serves as Chief Executive Office (principal executive officer) and principal financial officer. Accordingly, there are no other individuals who are "other certifying officers" referred to in this certification.